                                 CONFIRMATION

     Date:         April 30, 1998

     To:           Inland Production Company ("Counterparty") ("Party B")

     Attention:    Bill Pennington

     From:         Enron Capital & Trade Resources Corp. ("ECT")
                   ("Party A")

     Re:           Interest Rate Cap M76951


     Dear Sirs:

          The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us pursuant to a telephone conversation between Bill Pennington and Harry Arora/Rich Keival on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

          1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of November 30, 1995, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

          2 The terms of the particular Transaction to which this Confirmation relates are as follows:

          Type of Transaction           Cap

          Notional Amount               USD 35,000,000

          Trade Date                    April 29, 1998

          Effective Date                June 12, 1998

          Termination Date              December 12, 2000 subject to
                                        adjustment in accordance with the
                                        Modified Following Business Day
                                        Convention

FIXED AMOUNTS:
Fixed Amount Payer                   Party B

Fixed Amount                         USD 140,000,00

Fixed Amount Payment Date            May 1, 1998

FLOATING AMOUNTS:

Floating Rate Payer                  Party A

Floating Rate Payer Payment Dates    Semi-annually on the 12th of each June and
                                     December, beginning December 14, 1998 up
                                     To and including the Termination Date,
                                     subject to adjustment in accordance with
                                     the Modified Following Business Day
                                     Convention


Cap Rate                             6.75%

Floating Rate Option                 USD-LIBOR-BBA (Telerate page 3750)

Floating Rate Day Count Fraction     Actual/360

Designated Maturity                  6 Month

Spread                               None

Reset Date                           The first day of each Calculation Period

Business Days                        New York

Calculation Agent                    ECT

ACCOUNT DETAILS:

Party A Payment Instructions         To Be Provided

Party B Payment Instructions         To Be Provided


     In accordance with the procedures set forth in the Agreement, please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

Yours Sincerely,

Enron Capital & Trade Resources Corp.


By:  /s/ Neil Hong
    ------------------------------
Name:    Neil Hong
Title:   Agent and Attorney-in-fact
         Enron Capital & Trade Resources Corp.

Confirmed as of the date first above written:

Inland Production Company

By:  /s/ Bill I. Pennington
    ------------------------------
Name:    Bill I. Pennington
Title:   Vice President/CFO


By:  /s/ Kyle R. Miller
    ------------------------------
Name:    Kyle R. Miller
Title:   President